UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: October 7, 2008


                           NEWMARKET TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                    000-27917              65-0729900
-------------------------------  --------------------   ---------------------
(State or other jurisdiction of    (Commission File      (IRS Employer
         incorporation)                 Number)           Identification Number)


              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (972) 386-3372
                                 --------------
               Registrant's telephone number, including area code


                 ----------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Notice of Delisting

Effective October 6, 2008, NewMarket Technology, Inc. ("the Registrant') will no longer be quoted on the Over the Counter Bulletin Board ("OTCBB") quotation system. The Company had been simultaneously quoted on the Over the Counter Pink Sheets ("OTC") quotation system and will continue to be quoted on the OTC quotation system in addition to other quotation systems.

Further, on October 6, 2008, the ticker symbol for the Company was change from "NMKTE" to "NMKT." The Company is current in all of its required SEC filings.

The action to remove the Registrant from the OTCBB comes from the Financial Industry Regulatory Authority ("FINRA"), even though NMKT is current in all of its SEC filings, and even though FINRA failed to properly notify the Company and its shareholders of a May 2007 filing delinquency. NMKT appealed the removal notice and the hearing officer excused FINRA of strict compliance with Rule 6530 of FINRA, while holding the Company to strict compliance with the same rule. The Company is considering a further appeal of FINRA's decision.

New Market Technology, Inc. will continue to trade on the OTC under the symbol "NMKT." NMKT will not be eligible for listing on the OTCBB for one year. FINRA Rule 6530 only applies to the OTCBB.

Given the fact that the OTCBB trading volume has declined precipitously this year, and OTC trading volumes have increased significantly, Company management believes that the removal from the OTCBB may not significantly affect the trading price of the stock, and possibly could be favorable in that it is very difficult to effect short sales of stock on OTC quoted securities. Management believes the result may be that the OTC trading will show more accurately the real buying and selling transactions, as opposed to possibly being distorted with "short" sales.

Additionally, management is considering the OTCQX, a premium tier of quality companies, to attempt to achieve listing for NMKT on OTCQX. Based upon OTCQX trading statistics, Management believes the OTCQX could be more favorable for its stock trading that the OTCBB has proven.



Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                     Description
         99                             Press Release, dated October 7, 2008*


--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            NEWMARKET TECHNOLOGY, INC.



                                            By:      /s/ Philip M. Verges
                                               --------------------------
                                                   Philip M. Verges,
                                                   Chief Executive Officer


                                            Date: October 7, 2008